                                                                    Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Michael J. Gasser, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Greif Bros. Corporation, and, except as corrected or supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . the Annual Report on Form 10-K of Greif Bros. Corporation for the fiscal year ended October 31, 2001;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Greif Bros. Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to the foregoing.



/s/ Michael J. Gasser                      Subscribed and sworn to
------------------------------------       before me this 5/th/ day of
Michael J. Gasser                          September, 2002.
Chairman & Chief Executive Officer
Date: September 5, 2002


                                           /s/ Gary R. Martz
                                           --------------------------------
                                           Notary Public


                                           My commission has no expiration date.
                                           Section 147.03.R.C.